Exhibit 10.3
FIRST AMENDMENT
     THIS FIRST AMENDMENT (this “Amendment”) dated as of July 12, 2011 to the Credit Agreement referenced below is by and among Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
     WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of April 1, 2011 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;
     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and
     WHEREAS, the Required Lenders have agreed to the requested modifications to the Credit Agreement on the terms and conditions set forth herein.
     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.	Amendments. In Section 7.14(b) of the Credit Agreement the reference to “Within one hundred (120) days after the Closing Date” is amended to read “By no later than December 15, 2011”.

     3. Conditions Precedent. This amendment shall be effective upon the receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

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     4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
     5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.
     6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
     7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.
     8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
     9. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of

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which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
     10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC.,
a Delaware corporation

By: /s/ Joey A. Jacobs
Name: Joey A. Jacobs
Title: Chief Executive Officer

GUARANTORS:	ACADIA HEALTHCARE HOLDINGS, LLC,
a Delaware limited liability company
ACADIA MANAGEMENT COMPANY, INC., a Delaware corporation

By: /s/ Joey A. Jacobs
Name: Joey A. Jacobs
Title: Chief Executive Officer

ACADIA-YFCS HOLDINGS, INC., a Delaware corporation
YOUTH & FAMILY CENTERED SERVICES, INC., a Georgia corporation
ACADIA HOSPITAL OF LONGVIEW, LLC,
a Delaware limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation
ACADIA VILLAGE, LLC, a Delaware limited liability company
LAKEVIEW BEHAVIORAL HEALTH SYSTEM LLC,
a Delaware limited liability company
ACADIA RIVERWOODS, LLC, a Delaware limited liability company
ACADIA LOUISIANA, LLC, a Delaware limited liability company
ACADIA ABILENE, LLC, a Delaware limited liability company
ACADIA HOSPITAL OF LAFAYETTE, LLC,
a Delaware limited liability company
YFCS MANAGEMENT, INC., a Georgia corporation
YFCS HOLDINGS-GEORGIA, INC., a Georgia corporation
OPTIONS COMMUNITY BASED SERVICES, INC., an Indiana corporation
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION,
an Indiana corporation
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation
RESOURCE COMMUNITY BASED SERVICES, INC., an Indiana corporation
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation
SUCCESS ACQUISITION CORPORATION, an Indiana corporation
ASCENT ACQUISITION CORPORATION, an Arkansas corporation
SOUTHWOOD PSYCHIATRIC HOSPITAL, INC., a Pennsylvania corporation
MEMORIAL HOSPITAL ACQUISITION CORPORATION,
a New Mexico corporation
MILLCREEK MANAGEMENT CORPORATION, a Georgia corporation
REHABILITATION CENTERS, INC., a Mississippi corporation
LAKELAND HOSPITAL ACQUISITION CORPORATION,
a Georgia corporation
PSYCHSOLUTIONS ACQUISITION CORPORATION, a Florida corporation

By: /s/ Joey A. Jacobs
Name: Joey A. Jacobs
Title: President
[SIGNATURE PAGES CONTINUE]

YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC.,
a New Mexico corporation
SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC.,
an Arizona corporation
YOUTH AND FAMILY CENTERED SERVICES OF FLORIDA, INC.,
a Florida corporation
PEDIATRIC SPECIALTY CARE, INC., an Arkansas corporation
CHILD & YOUTH PEDIATRIC DAY CLINICS, INC, an Arkansas corporation
MED PROPERTIES, INC., an Arkansas corporation
ASCENT ACQUISITION CORPORATION-CYPDC, an Arkansas corporation
ASCENT ACQUISITION CORPORATION-PSC, an Arkansas corporation
MEDUCARE TRANSPORT, L.L.C., an Arkansas limited liability company
PEDIATRIC SPECIALTY CARE PROPERTIES, LLC,
an Arkansas limited liability company
CHILDRENS MEDICAL TRANSPORTATION SERVICES, LLC,
an Arkansas limited liability company
MILLCREEK SCHOOLS INC., a Mississippi corporation
HABILITATION CENTER, INC., an Arkansas corporation
MILLCREEK SCHOOL OF ARKANSAS, INC., an Arkansas corporation
PSYCHSOLUTIONS, INC., a Florida corporation

By: /s/ Joey A. Jacobs
Name: Joey A. Jacobs
Title: President
[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Anne M. Zeschke
Name: Anne M. Zeschke
Title: Vice President
[SIGNATURE PAGES FOLLOW]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	Senior Vice President

FIFTH THIRD BANK

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

	By:	/s/ Jonathan Ruschhaupt
	Name:	Jonathan Ruschhaupt
	Title:	Duly Authorized Signatory

CITIGROUP GLOBAL MARKETS, INC.

	By:	/s/ Dina Garthwaite
	Name:	Dina Garthwaite
	Title:	Vice President

REGIONS BANK

	By:	/s/ Helen C. Hartz
	Name:	Helen C. Hartz
	Title:	Vice President

RAYMOND JAMES BANK, FSB

By:
Name:
Title:

ROYAL BANK OF CANADA

	By:	/s/ Sharon M. Liss
	Name:	Sharon M. Liss
	Title:	Authorized Signatory

FIRST TENNESSEE BANK

By:
Name:
Title:
[SIGNATURE PAGES FOLLOW]

CAPSTAR BANK

By:	/s/ Timothy B. Fouts
Name:	Timothy B. Fouts
Title:	Senior Vice President

GE CAPITAL FINANCIAL INC.

By:	/s/ Heather-Leigh Glade
Name:	Heather-Leigh Glade
Title:	Duly Authorized Signatory